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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: May 14, 1998


                              BRISTOL HOTEL COMPANY
                                14295 Midway Road
                               Dallas, Texas 75244
                                 (972) 391-3910

                           Commission File No. 1-14062

       Incorporated in Delaware                       IRS No. 75-2584227





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ITEM 5.  OTHER EVENTS

         Bristol Hotel Company (the "Parent Company") is the issuer of its 11.22% Senior Secured Notes due 2000 in the original principal amount of $70 million (the "Senior Notes"). The Senior Notes are guaranteed by Bristol Hotel Asset Company (the "Company"), a wholly owned subsidiary of the Parent Company. The financial statements of Bristol Hotel Asset Company for the three months ended March 31, 1998 and 1997 are attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1    Financial statements of Bristol Hotel Asset Company.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            BRISTOL HOTEL COMPANY


DATE: May 14, 1998                          BY:  /s/ John D. Bailey
                                                 -------------------------------
                                                 John D. Bailey
                                                 Vice President, Controller and
                                                 Chief Accounting Officer








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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99.1            Financial statements of Bristol Hotel Asset Company.


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